SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 14, 1999



                             THE NETPLEX GROUP, INC.
             (Exact name of registrant as specified in its charter)


      New York                      001-11784                 11-2824578
  (State or other                  (Commission              (IRS Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)


        1800 Robert Fulton Drive, Suite 250, Reston, Virginia 29191-9992
               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code: (703) 716-4777


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On May 14, 1999, The Netplex Group, Inc. (the "Company") was informed by KPMG LLP, McLean, VA ("KPMG"), that the client-auditor relationship between the Company and KPMG had ceased. Although the Board of Directors and the Audit Committee did not recommend KPMG for election by the stockholders as the Company's certifying accountants in its definitive proxy materials filed with the Securities and Exchange Commission on May 12, 1999, the Company has taken no action to dismiss KPMG as the Company's certifying accountants. The definitive proxy materials provide as follows:

     The Company's Audit Committee and the Board of Directors have determined that sound business practices require the Company to consider periodically whether the Company can reduce its overall accounting costs, while maintaining or enhancing the efficiency and effectiveness of the audit process, by seeking competitive proposals on its accounting work. After reviewing any proposals received, including a proposal from KPMG, the Audit Committee will make a recommendation to the Board of Directors, on the appointment of independent public accountants for the year ending December 31, 1999.

Accordingly, the Company has determined that KPMG has resigned as the Company's principal accountants to audit the Company's financial statements.

     KPMG's audit reports on the Company's financial statements for each of the Company's fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1998 and 1997, and in the interim period subsequent to December 31, 1998, preceding the date of KPMG's resignation, there were no "reportable events," as that term is defined in the instructions to Form 8-K and the regulations applicable to this Item 4 of Form 8-K.

     In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1998 and 1997, and in the interim period subsequent to December 31, 1998, preceding the date of KPMG's resignation, there were no "disagreements," as that term is defined in the instructions to Form 8-K and the regulations applicable to Item 4 of Form 8-K, with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which "disagreement", if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in their report.

(b) The Company is engaged in the process of selecting another firm to act as the Company's independent accountants. The Company will authorize KPMG to respond fully to the inquiries of the Company's successor independent accounting firm.

     The Registrant has requested KPMG to furnish it a letter addressed to the Commission stating whether it agrees with the statements set forth above in this
Item 4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 20, 1999
                                        THE NETPLEX GROUP, INC.

                                        By: /s/  GENE ZAINO
                                            ------------------------------------
                                             Gene Zaino
                                             Chairman, President and C.E.O.